Other Receivables (Details) - Schedule of other receivables - USD ($)		Jun. 30, 2021	Jun. 30, 2020
Schedule of other receivables [Abstract]
Rent deposit		$ 8,900	$ 2,300
Receivables from disposal of Sunway Kids	[1]		1,000,000
Other receivables		$ 8,900	$ 1,002,300

[1]	The SK Purchaser promised to pay $2.4 million to the Company as per the executed agreement and it had subsequently settled $1.0 million of its payment obligations through a tri-party settlement agreement executed on September 29, 2020 among the Company, SK Purchaser and the Asset Seller. Since collection of the remaining $1.4 million cannot be reasonably assured, the Company only reported a receivable of $1.0 million as of June 30, 2020.